CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors and Legal Counsel" in the Statement of Additional Information, both included in Post-Effective Amendment Number 13 to the Registration Statement (Form N-1A, No. 33-85182) of Markman MultiFund Trust and to the use of our report dated February 3, 2003, incorporated by reference therein.

                                                  /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
April 25, 2003